UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): August 7, 2013

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2013, the Company issued a press release announcing its results for the quarter ended June 30, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2013, the Company issued a press release announcing that Peter Harrington, the Company’s President and Chief Executive Officer, had been appointed to the Board, effective as of August 7, 2013. Mr. Harrington replaced Felix M. Villamil, who resigned as a member of the Board effective August 7, 2013. A copy of the press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with his resignation, Mr. Villamil entered into a Resignation Agreement and Amendment to his existing Stock Option Agreement that accelerates the vesting of 38,955 currently unvested options held by Mr. Villamil from February 2014 to the time of his resignation and provides that the options will remain exercisable until the expiration of the option term.

In connection with his appointment, Mr. Harrington entered into an indemnification agreement with the Company, the terms of which are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors. The Company’s standard form of director indemnification agreement was described in, and previously filed as Exhibit 10.62 to, the Company’s Registration Statement on Form S-1 (File No. 333-186487), as amended.

Item 7.01 Regulation FD Disclosure.

On August 7, 2013, the Board of Directors declared a regular quarterly cash dividend of $0.10 per share on the Company’s outstanding shares of common stock. The Board anticipates declaring this dividend in future quarters on a regular basis; however future declarations of dividends are subject to Board of Director approval and may be adjusted as business needs or market conditions change. The initial cash dividend of $0.10 per share will be paid on September 6, 2013 to stockholders of record as of the close of business on August 19, 2013.

A copy of the press release announcing the dividend discussed above is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

The Company has also posted on its website (www.evertecinc.com) supplemental materials regarding the quarterly dividend initiation. A copy of the supplemental materials is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 7.01 (including Exhibits 99.3 and 99.4) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Press Release re: second quarter earnings issued by EVERTEC, Inc. dated August 7, 2013.

99.2	Press Release re: director change issued by EVERTEC, Inc. dated August 7, 2013.

99.3	Press Release re: quarterly dividend issued by EVERTEC, Inc. dated August 7, 2013.

99.4	Supplemental Materials re: quarterly dividend initiation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: August 7, 2013	By:	/s/ Juan J. Román
	Name:	Juan J. Román
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release re: second quarter earnings issued by EVERTEC, Inc. dated August 7, 2013.

99.2	Press Release re: director change issued by EVERTEC, Inc. dated August 7, 2013.

99.3	Press Release re: quarterly dividend issued by EVERTEC, Inc. dated August 7, 2013.

99.4	Supplemental Materials re: quarterly dividend initiation.